UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 22, 2005
                                                   -----------------------------


                            FOAMEX INTERNATIONAL INC.
                                   FOAMEX L.P.
                           FOAMEX CAPITAL CORPORATION
--------------------------------------------------------------------------------
                     (Exact name of registrant as specified in charter)


       Delaware                      0-22624                       05-0473908
       Delaware                      1-11432                       05-0475617
       Delaware                      1-11436                       22-3182164
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(State or other jurisdiction of      (Commission                   (IRS Employer
incorporation or organization)       File Number)            Identification No.)


1000 Columbia Avenue
Linwood, Pennsylvania                                               19061
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code:  (610) 859-3000
                                                     ---------------------------

                                 Not applicable
--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 - Other Events.

     On September 22, 2005, Foamex International Inc. (the "Company") released a term sheet that reflects an agreement in principle the Company reached with an ad hoc committee of holders of more than a majority in amount of the Company's Senior Secured Notes concerning the principal terms of a proposed Plan of Reorganization for the Company and its subsidiaries that are debtors under Chapter 11 of the United States Bankruptcy Code.

SECTION 9 -FINANCIAL STATEMENTS AND EXHIBITS MANAGEMENT

ITEM 9.01 - Financial Statements and Exhibits.

(c)      Exhibits

99.1     Term Sheet for Chapter 11 Plan of Reorganization

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 22, 2005

                              FOAMEX INTERNATIONAL INC.


                              By:      /s/ K. Douglas Ralph
                                       ---------------------------------
                              Name:    K. Douglas Ralph
                              Title:   Executive Vice President and
                                       Chief Financial Officer


                              FOAMEX L.P.
                              By: FMXI, INC.,
                                       its Managing General Partner

                              By:      /s/ K. Douglas Ralph
                                       ---------------------------------
                              Name:    K. Douglas Ralph
                              Title:   Executive Vice President and
                                       Chief Financial Officer


                              FOAMEX CAPITAL CORPORATION

                              By:      /s/ K. Douglas Ralph
                                       ---------------------------------
                              Name:    K. Douglas Ralph
                              Title:   Executive Vice President and
                                       Chief Financial Officer

                                  EXHIBIT INDEX
Exhibit
Number          Description

99.1            Term Sheet for Chapter 11 Plan of Reorganization.